UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 2, 2005

SOUTHWEST GAS CORPORATION
(Exact name of registrant as specified in its charter)

	California	1-7850	88-0085720
	(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)		Identification No.)

5241 Spring Mountain Road
Post Office Box 98510
Las Vegas, Nevada	89193-8510
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (702) 876-7237

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 2, 2005, Southwest Gas Corporation (the Company) released summary financial information to the general public, including the investment community, regarding the Company’s operating performance for the quarter, nine, and twelve months ended September 30, 2005. A copy of the Company’s press release and summary financial information is attached hereto as Exhibit 99.

This Form 8-K and the attached exhibit are provided under Item 2.02 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST GAS CORPORATION

Date: November 2, 2005	/s/ ROY R. CENTRELLA
Roy R. Centrella
Vice President/Controller and
Chief Accounting Officer

EXHIBIT INDEX

Exhibit

No.	Description

99	Press Release and summary financial information dated November 2, 2005.